EATON VANCE EQUITY ASSET ALLOCATION FUND Supplement to Prospectus dated May 1, 2009

Effective on or about November 16, 2009, Large-Cap Core Research Portfolio is added as an investment option for Eaton Vance Equity Asset Allocation Fund (the "Fund").

1. The following replaces "Eaton Vance Equity Asset Allocation Fund" under "Fund Summaries":

Eaton Vance Equity Asset Allocation Fund

The Fund’s investment objective is to seek total return. The Fund is structured as a “fund-of-funds” and, accordingly, currently pursues its objective primarily by investing its assets in a combination of diversified equity portfolios managed by Eaton Vance Management or its affiliates: International Equity Portfolio, Large-Cap Core Research Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio and SMID-Cap Portfolio (each, a “Portfolio” or, collectively, the “Eaton Vance Equity Portfolios”).

  International Equity Portfolio normally invests principally in a diversified portfolio of foreign equity securities.
  Large-Cap Core Research Portfolio normally invests primarily in stocks of large-cap companies. Large-cap companies are companies having market capitalizations equal to or greater than the median capitalization of companies included in the S&P 500 Index.
  Large-Cap Growth Portfolio normally invests primarily in a broadly diversified selection of equity securities, seeking companies with above-average growth and financial strength.
  Large-Cap Value Portfolio invests primarily in value stocks of large-cap companies. Value stocks are common stocks that, in the opinion of the investment adviser, are inexpensive or undervalued relative to the overall stock market.
  Multi-Cap Growth Portfolio normally invests principally in common stocks of U.S. growth companies.
  Small-Cap Portfolio normally invests primarily in a diversified portfolio of publicly-traded stocks of small-cap companies.
  SMID-Cap Portfolio normally invests primarily in common stocks of companies having market capitalizations within the range of companies comprising the Russell 2500 Index (“small to mid-cap stocks”).

Each Portfolio may engage in active management techniques (such as derivatives, foreign currency transactions, securities lending and short sales) to protect against price or foreign currency fluctuations, to enhance return or as a substitute for the purchase and sale of securities. International Equity Portfolio invests primarily in, and each of the other Portfolios may invest up to 25% of its assets in foreign securities.

In allocating the Fund’s assets among the Eaton Vance Equity Portfolios, the portfolio manager seeks to maintain broad diversification and to emphasize market sectors that Eaton Vance believes offer relatively attractive risk-adjusted return prospects, based on its assessment of current and future market trends and conditions. Eaton Vance has broad discretion to allocate and reallocate the Fund’s assets among the Eaton Vance Equity Portfolios consistent with the Fund’s investment objective and policies. In addition, consistent with the Fund’s investment objective, the Fund may invest directly in securities to gain exposure to sectors of the market that the portfolio manager believes may not be represented by the Eaton Vance Equity Portfolios.

2. The following replaces the second paragraph under "Equity Asset Allocation Fund" under "Investment Objectives & Principal Policies and Risks":

The Fund normally will invest at least 65% of total assets in Eaton Vance Equity Portfolios that invest primarily in common stocks of U.S. companies. The Fund may invest up to 25% of total assets in Eaton Vance Equity Portfolios that invest primarily in small or emerging companies and up to 35% of total assets in Eaton Vance Equity Portfolios that invest primarily in foreign securities. The Fund will at all times allocate its assets among at least three different Eaton Vance Equity Portfolios and normally intends to invest in all seven Eaton Vance Equity Portfolios. Of the seven Eaton Vance Equity Portfolios, International Equity Portfolio invests primarily in foreign securities and the other six Portfolios invest primarily in securities of U.S. companies. The Eaton Vance Equity Portfolios that invest primarily in small or emerging companies are Small-Cap Portfolio and SMID-Cap Portfolio. The Fund may in the future also invest in other Eaton Vance equity portfolios, including other Eaton Vance equity portfolios advised or sub-advised by an investment adviser unaffiliated with Eaton Vance.

3. The following section is inserted after "International Equity Portfolio" under "Investment Objectives & Principal Policies and Risks":

Large-Cap Core Research Portfolio. Large-Cap Core Research Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets in stocks of large-cap companies. Large-cap companies are companies having market capitalizations equal to or greater than the median capitalization of companies included in the Standard & Poor’s 500 Index (the “S&P 500”), a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The Portfolio generally intends to maintain investments in all or substantially all of the market sectors represented in the S&P 500. Particular stocks owned by the Portfolio will not mirror the S&P 500. Although it invests primarily in domestic securities, the Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio may also engage in derivative transactions such as the purchase of put options, futures contracts and options thereon and options on securities, currencies and securities indices, and the sale of call options and stock index futures to enhance returns, to protect against price declines or as a substitute for the purchase or sale of securities.

The portfolio securities of the Portfolio are selected by a team of investment research analysts in the investment adviser’s equity research group. Each analyst maintains responsibility for Portfolio investments in his or her area of research coverage. Allocations among market sectors are determined by the analysts under the direction of the portfolio manager, using the market sector weightings of the S&P 500 as a benchmark. In selecting and managing the Portfolio’s securities portfolio, the team of equity research analysts makes investment judgments primarily on the basis of fundamental research analysis. Fundamental research involves consideration of the various company-specific and general business, economic and market factors that influence the future performance of individual companies and equity investments therein. Many of these considerations are subjective.

4. The following replaces the first sentence of the seventh paragraph in "Common Investment Considerations and Practices" under "Investment Objectives & Principal Policies and Risks":

Dividend Builder Portfolio, Large-Cap Core Research Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio and Small-Cap Portfolio may invest in real estate investment trusts ("REITs"), and therefore, are subject to the special risks associated with the real estate industry and market to the extent a Portfolio invests in REITs.

5. The following section is inserted after “International Equity Portfolio.” under “Management and Organization”: Large-Cap Core Research. Under Large-Cap Core Research Portfolio’s investment advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of the average daily net assets of the Fund up to $500 million. On net assets of $500 million and over the annual fee is reduced.

Charles Gaffney serves as the portfolio manager of Large-Cap Core Research Portfolio and is responsible for the day-to-day management of the Large-Cap Core Research Portfolio. He has supervised the equity research analysts responsible for selection of portfolio securities since 2007. Mr. Gaffney and the equity research analysts meet periodically to discuss investment policy and procedures and to provide investment research for the Portfolio. Mr. Gaffney is Director of Equity Research, manages other Eaton Vance portfolios, has been an analyst of Eaton Vance for more than five years, and is a Vice President of Eaton Vance and BMR. As portfolio manager, Mr. Gaffney coordinates the allocation of Portfolio assets among the market sectors, using the weightings of the S&P 500 as a benchmark. The various equity research analysts are responsible for choosing the particular securities within their sectors or industries.

November 16, 2009	4168-11/09 EAACISPS1